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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): AUGUST 18, 2003



                           GRAFTECH INTERNATIONAL LTD.
             (Exact Name of Registrant as Specified in its Charter)



         DELAWARE                       1-13888                06-1385548
    (State or Other            (Commission File Number)      (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)



    BRANDYWINE WEST, 1521 CONCORD PIKE, SUITE 301, WILMINGTON, DELAWARE 19803
          (Address of Principal Executive Offices, including Zip Code)



        Registrant's Telephone Number, including Area Code: 302-778-8227




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9.         REGULATION FD DISCLOSURE.

         The Corporation hereby incorporates by reference the contents of the press release, dated August 18, 2003, announcing the filing of a universal shelf registration statement with the Commission. A copy of this press release is furnished herewith as Exhibit 99.1.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     GRAFTECH INTERNATIONAL LTD.



Date:  August 18, 2003             By:  /s/ Corrado F. De Gasperis
                                        ----------------------------------
                                        Corrado F. De Gasperis
                                        Vice President, Chief Financial Officer
                                        and Chief Information Officer
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                                  EXHIBIT INDEX

99.1    Press release of GrafTech International Ltd., dated August 18, 2003.